UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

Arcellx, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41259	47-2855917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Watkins Mill Road, Suite A

Gaithersburg, MD 20878

(Address of principal executive offices, including zip code)

(240) 327-0603

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Collaboration and License Agreement

On November 15, 2023, Arcellx, Inc. (“Arcellx”) entered into an amendment (the “License Amendment”) to its Collaboration and License Agreement with Kite Pharma, Inc., a Gilead Company (“Kite”), dated December 8, 2022 (the “Collaboration Agreement”). In connection with and pursuant to the License Amendment, Kite exercised its option to negotiate a license for Arcellx’s ARC-SparX program, ACLX-001, in multiple myeloma, which is comprised of ARC-T cells and SparX proteins that target BCMA. The companies have also expanded the scope of the collaboration for Arcellx’s CART-ddBCMA to include lymphomas.

Following the consummation of the License Amendment, Arcellx will receive an upfront non-dilutive cash payment of $85 million at closing and will be eligible for potential milestone payments, including for the advancement of lymphoma and the license for ARC-SparX, as well as additional milestones, to offset prespecified development costs over a limited period of time. Except as specifically modified or amended by the License Amendment, the Collaboration Agreement will remain in full force and effect.

The consummation of the License Amendment is subject to obtaining any necessary consents and approvals, including review by the appropriate regulatory agencies under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “Hart-Scott-Rodino Act”).

The foregoing description of the terms of the License Amendment is not complete and is qualified in its entirety by reference to the full text of the License Amendment, a copy of which Arcellx intends to file as an exhibit to a subsequent periodic report.

Common Stock Purchase Agreement

In connection with the License Amendment, Arcellx entered into a common stock purchase agreement (the “2023 Purchase Agreement”) with Gilead Sciences, Inc. (“Gilead”) on November 15, 2023, pursuant to which Arcellx agreed to issue and sell, and Gilead has agreed to purchase, 3,242,542 shares of Arcellx’s common stock (the “Shares”) for an aggregate purchase price of $200 million pursuant to the terms and conditions thereof. The parties expect to close the sale of the Shares around year-end 2023, within three business days following the satisfaction of the closing conditions set forth in the 2023 Purchase Agreement, which includes consummation of the License Amendment and the satisfaction of customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act.

Amended and Restated Standstill Agreement

In connection with the 2023 Purchase Agreement, Arcellx also amended and restated its standstill and stock restriction agreement, dated December 8, 2022, with Gilead (as amended, the “Amended Standstill Agreement”). The Amended Standstill Agreement is applicable to all shares acquired to date in connection with the Collaboration Agreement and the License Amendment (collectively, the “Collaboration Shares”). Pursuant to the terms of the Amended Standstill Agreement, Gilead agreed to certain transfer and standstill restrictions, including restrictions on transferring the Collaboration Shares or acquiring beneficial ownership of Arcellx’s capital stock up to a certain percentage, and agreed to vote the Collaboration Shares in the same manner and proportion as the votes cast by the other holders of Arcellx’s common stock on certain matters, in each case for a period of eighteen months following the closing of the sale of the Shares, or earlier upon a change of control of Arcellx, termination of the Collaboration Agreement, as amended, or, in the case of the standstill restrictions and voting agreement, upon the date on which Gilead and its controlled affiliates together beneficially own less than five percent of Arcellx’s outstanding stock. In addition, Gilead will be entitled to certain registration rights with respect to the Collaboration Shares following termination of the transfer restrictions.

The foregoing descriptions of the terms of the 2023 Purchase Agreement and Amended Standstill Agreement (together, the “Agreements”) do not purport to be complete and are qualified in their entirety by reference to the full text of such Agreements, each of which will be filed as exhibits to a subsequent periodic report.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Common Stock Purchase Agreement” is hereby incorporated by reference into this Item 3.02.

Upon the closing of the sale of the Shares pursuant to the above-referenced 2023 Purchase Agreement, Gilead will purchase the Shares in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Arcellx relied upon these exemptions from registration based in part on representations made by Gilead in the 2023 Purchase Agreement. Gilead will acquire the Shares for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the Shares.

Item 7.01 Regulation FD Disclosure.

On November 15, 2023, Arcellx issued a press release announcing the License Amendment and the $200 million equity investment and provided an update on its cash runway. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01 and Item 9.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this report that are not purely historical are forward-looking statements, including, without limitation, statements regarding the anticipated completion of the proposed transaction, including the closing of a proposed concurrent equity investment; potential payments that may be received by Arcellx in connection with the collaboration, including potential milestones and royalties; Arcellx’s and Kite’s respective rights and obligations under the Collaboration Agreement, as amended; Arcellx’s cash position following the closing of the transaction and anticipated cash runway; Arcellx’s plans for the clinical development of its product candidates, including anticipated announcements of additional data; Arcellx and Kite’s plans to advance and commercialize CART-ddBCMA; and the potential impact of Arcellx’s product candidates and platforms on patients and cell therapy. The forward-looking statements contained herein are based upon Arcellx’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. These forward-looking statements are neither promises nor guarantees and are subject to a variety of risks and uncertainties, including, without limitation, that the proposed transaction will be completed in a timely manner or at all, the possibility that certain closing conditions to the proposed transaction will not be satisfied; uncertainty as to whether the anticipated benefits and opportunities of the proposed collaboration may not be realized or make take longer to realize or may cost more than expected; risks of unexpected hurdles, costs or delays; challenges in technology transfer and cell therapy manufacturing, particularly scaling up to commercial supply volumes, which could limit the benefits of the collaboration; challenges inherent in new product candidate development, including the uncertainty of clinical success and obtaining regulatory approvals; challenges associated with collaborating with third parties, including intellectual property, operational, financial and other risks; uncertainty of commercial success for new products; the ability of Arcellx and Kite to successfully execute their strategic plans; and other risks that may be found in the section entitled Part II, Item 1A (Risk Factors) in the Quarterly Report on Form 10-Q for the period ended September 30, 2023, filed with the Securities and Exchange Commission (SEC) on November 13, 2023, and other documents that Arcellx files from time to time with the SEC. These forward-looking statements are made as of the date of this report, and Arcellx assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 15, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCELLX, INC.

Date: November 15, 2023	By:	/s/ Rami Elghandour
Rami Elghandour Chief Executive Officer